EX-99.CERT 10(b)


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of Tax Exempt Proceeds Fund, Inc. (the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

    (i)  the Form N-CSR fully complies with the requirements of Section 13(a) or
    Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

    (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: August 26, 2003                            /s/Steven W. Duff
                                                 -------------------------------
                                                 Steven W. Duff
                                                 Chief Executive Officer



                                                 /s/Richard De Sanctis
                                                 -------------------------------
                                                 Richard De Sanctis
                                                 Chief Financial Officer